THE ADVISORS' INNER CIRCLE FUND


                          CBRE CLARION LONG/SHORT FUND

                       SUPPLEMENT DATED JANUARY 26, 2017
                                     TO THE
INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES PROSPECTUSES (THE
     "PROSPECTUSES"), SUMMARY PROSPECTUSES (THE "SUMMARY PROSPECTUSES") AND
                STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                              DATED MARCH 1, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES, SUMMARY PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") approved an Agreement and Plan of Reorganization between the Trust, on behalf of the CBRE Clarion Long/Short Fund (the "Fund"), and Voya Mutual Funds ("VMF"), a Delaware statutory trust, whereby the Fund would be reorganized into a newly-organized series of VMF, the Voya CBRE Long/Short Fund (the "Acquiring Fund"). The Acquiring Fund will have the same portfolio managers as the Fund. The Acquiring Fund will also have a substantially similar investment objective, substantially similar fundamental investment policies, and substantially identical investment strategies as the Fund. CBRE Clarion Securities LLC, the investment adviser to the Fund, will serve as the investment sub-adviser to the Acquiring Fund and Voya Investments, LLC will serve as the investment adviser to the Acquiring Fund. The reorganization is intended to be tax-free, meaning that the Fund's shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for U.S. federal income tax purposes.

The Board's decision to reorganize the Fund is subject to shareholder approval. Shareholders of record of the Fund on February 21, 2017 will receive a proxy statement/prospectus that contains important information about the reorganization and the Acquiring Fund, including information about investment strategies and risks, fees and expenses. The proxy statement/prospectus should be read carefully before making any investment decisions. If approved by shareholders, the reorganization is anticipated to close in May 2017.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 CCS-SK-005-0100